Income tax / (expense)	6 Months Ended
Jun. 30, 2026
Income Tax [Abstract]
Income tax / (expense)	Income tax / (expense)
Due to the Company’s early stage of development, it is not probable that future taxable profit will be available against which the unused tax losses can be utilized in the short and medium term. As a consequence, net deferred tax assets are not recognized. l
Summary of related offset deferred tax :

(in thousands of euro)	June 30, 2026	June 30, 2025

Deferred tax assets / Tax losses carryforwards	8,539	9,570
Deferred tax assets / Provision for defined benefit obligation	488	667
Deferred tax assets / Others	20	27
Deferred Tax assets	9,047	10,264
Deferred tax liabilities / Deferred revenue	8,493	9,653
Deferred tax liabilities / Lease contract (IFRS 16 application)	429	472
Deferred tax assets / Tax amortization	100	133
Deferred tax liabilities / Other	25	6
Deferred Tax liabilities	9,047	10,264

As of June 30, 2026, the accumulated tax losses carryforwards of Innate Pharma SA were €592,434 thousand with no expiration date (same amount as of December 31, 2025). As of June 30, 2026, the accumulated tax losses carryforwards of Innate Pharma Inc were €15,251 thousand or €17,377 thousand €14,821 thousand or $17,415 thousand as of December 31, 2025).
The Company did not recognize a current tax expense as of June 30, 2026 regarding a projected tax rate of nil as of December 31, 2025.
Accordingly, net deferred tax assets not recognized are :

(in thousands of euro)	June 30, 2025	June 30, 2024

Deferred tax assets / Tax losses carryforwards - France	139,570	124,620
Deferred tax assets / Tax losses carry forwards - US	2,882	2,466
Deferred Tax assets / Tax losses carryforwards	142,452	127,086